                                                                    Exhibit 10.2

                     SELLER TRANSITION SERVICES AGREEMENT
                     ------------------------------------

     THIS SELLER TRANSITION SERVICES AGREEMENT ("Agreement") is made and entered into this 24/th/ day of November, 2003, by and between ConAgra Foods, Inc., a Delaware corporation ("ConAgra"), UAP Holding Corp, a Delaware corporation ("UAP Holding"), United Agri Products, Inc., a Delaware corporation ("UAP") and each of the other companies listed on the signature pages hereto (the "UAP Affiliates").

RECITALS:
---------

     (a) Pursuant to the Stock Purchase Agreement (the "Definitive Agreement") dated as of October 29, 2003, by and between ConAgra and UAP Holding, ConAgra agreed to enter into, and UAP Holding agreed to cause UAP and the UAP Affiliates to enter into, a transition services agreement with ConAgra pursuant to which UAP and the UAP Affiliates shall provide to those international subsidiaries of ConAgra as are listed on Schedule "A" (each a "Company" and collectively the "Companies"), certain transition services which have heretofore been provided to the Companies by UAP and the UAP Affiliates.

     (b) ConAgra has requested that for a limited period of time that UAP and the UAP Affiliates continue to provide, or that UAP Holding cause UAP and the UAP Affiliates to continue to provide, the services set forth on Schedule "B" (the "Services") to the Companies in a manner consistent with the manner in which the Services have heretofore been provided by UAP and the UAP Affiliates to the Companies.

     (c) UAP Holding, UAP and the UAP Affiliates are willing to enter into this Agreement and to provide the Services upon the terms and conditions hereinafter set forth.

AGREEMENT:
----------

     NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated with and made a part of this Agreement, and in further consideration of the mutual covenants and agreements herein contained, the parties agree as follows:

     1.   Services.

     1.1 Services. Upon the terms and subject to the conditions contained herein, UAP Holding, UAP and the UAP Affiliates agree that UAP and the UAP Affiliates will

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          provide the Services to the Companies as ConAgra may request in a manner consistent with the manner in which the Services have heretofore been provided by UAP and the UAP Affiliates to the Companies. ConAgra shall have the right to terminate one or more of the Services, or any part of such Services where the cost can be itemized, for all the Companies by giving at least thirty (30) days prior written notice to UAP. Except for those third parties historically retained by UAP or the UAP Affiliates with respect to the Services, UAP and the UAP Affiliates agree not to retain additional third parties except where they do not have internal resources that can provide the applicable Service on a commercially-reasonable basis.

     2. Term. The Services shall be provided by UAP and the UAP Affiliates for a period of twelve (12) months following the date hereof unless earlier terminated by ConAgra pursuant to Section 1.1 above or unless a longer period is provided in Schedule "B"; provided, however, that ConAgra shall use all commercially reasonable efforts to replace the Services. The parties may agree to extend any such time period by mutual written agreement.

     3.   Consideration.

          3.1 Charges. As consideration for the performance of the Services, ConAgra shall pay UAP the amount set forth on Schedule "B".

          3.2 Taxes. ConAgra shall pay all sales, use or similar taxes payable with respect to the performance of the Services.

          3.3 Invoices and Payment. UAP shall invoice ConAgra monthly for the Services provided. Payment shall be made within thirty (30) days of receipt of the invoice. If a payment amount is not received by UAP by such date, then a late payment charge equal to one and one-half percent (1.5%) per month shall be paid on all amounts due but not received on or before the due date.

          3.4 Termination. If ConAgra terminates the Services prior to the expiration of the applicable term for the provisions of such services as set forth on Schedule "B", ConAgra will be responsible for payment only for the Services provided through the date of such termination.

     4. Cooperation. ConAgra shall cause the Companies to cooperate fully with UAP and the UAP Affiliates providing such Services, by promptly providing reasonable assistance (including, without limitation, information, personnel and equipment consistent with past practice) to perform the Services and by causing the Companies to have staff and facilities required to accept the Services in a manner consistent with past practices.

     5.   Limitations on Services Provided.

          5.1. UAP and the UAP Affiliates shall provide the Services to the Companies in a manner consistent with, and limited in scope to, past practice. To the extent services are

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hereinafter identified that have historically been provided by UAP or the UAP
Affiliates to the Companies, to the extent requested by ConAgra or the Companies, UAP and the UAP Affiliates should provide such services pursuant to the terms of this Agreement, and in a manner and on terms consistent with past practices. In such case the parties will negotiate in good faith the compensation for such services with the compensation consistent with past practices.

          5.2 It is understood and agreed by ConAgra that UAP and the UAP Affiliates assume no other liability or responsibility whatsoever other than to perform the Services in good faith. It is further understood and agreed that, so long as UAP and the UAP Affiliates perform the Services, in good faith, UAP Holding, UAP and the UAP Affiliates shall not be liable to ConAgra or the Companies with respect to such Services except by reason of acts of UAP or the UAP Affiliates consisting of willful misconduct or gross negligence on the part of UAP or the UAP Affiliates.

     6. Confidential Information. Each party acknowledges that in connection with this Agreement it may receive certain confidential information ("Confidential Information"). The receiving party shall not at any time disclose the Confidential Information to any person, firm, partnership, corporation or other entity (other than to such receiving party's affiliates, directors, officers, employees or agents who have a need to access the Confidential Information) for any reason whatsoever, nor shall the receiving party use the Confidential Information for its benefit or for the benefit of any person, firm, partnership or affiliates during the term of this Agreement and for a period of two (2) years after the termination hereof unless required by law, rule or regulation, by any governmental authority or in response to any valid legal process (provided that the party so required to disclose will provide the other party with prompt notice of any such requirement so that the other party may seek an appropriate protective order). Each party shall take all actions necessary to ensure that its employees and representatives having access to the Confidential Information are bound by the terms of this Agreement. Confidential Information shall not include information which (i) was in the receiving party's possession prior to disclosure, (ii) is hereafter independently developed by the receiving party, (iii) lawfully comes into the possession of the receiving party, or (iv) is now or subsequently becomes, other than through a breach of this Agreement by the receiving party, publicly available. ConAgra, UAP Holding, UAP and the UAP Affiliates also acknowledge that data developed by it for another party in connection with the performance of its obligations hereunder shall be the property of such other party and that such other party shall retain all right, title and interest to such data.

     7.   Indemnity.

          7.1 During the course of, and upon and after termination of this Agreement for any reason whatsoever, ConAgra hereby agrees to indemnify and hold UAP Holding, UAP and the UAP Affiliates harmless from and against any loss, liability, damage or expense whatsoever (including court costs and reasonable attorneys' fees) incident to any claim, action or proceedings against UAP Holding, UAP or the UAP Affiliates which arise out of or relate to the performance of the Services, except acts of UAP Holding, UAP or the UAP Affiliates constituting willful misconduct or gross negligence.

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

          7.2 During the course of, and upon and after termination of this Agreement for any reason whatsoever, UAP Holding, UAP and the UAP Affiliates each hereby agrees to indemnify and hold the ConAgra and the Companies harmless from and against any loss, liability, damage or expense whatsoever (including court costs and reasonable attorneys' fees) incident to any claim, action or proceedings against any of the Companies or ConAgra which arise out of or relate to the willful misconduct or gross negligence of UAP Holding, UAP or the UAP Affiliates.

     8.   Miscellaneous.

     8.1 Non-Assignability. Neither of the parties hereto shall assign its rights or delegate its duties under this Agreement without the prior written consent of the other parties hereto except that UAP Holding, UAP or the UAP Affiliates may assign and/or charge all or any of their rights under this Agreement by way of security to any bank(s) and/or holders of debt securities and/or financial institution(s) and/or hedge counterparties and/or any other person (together, the "Financiers") lending money or making other banking facilities available to the UAP Holding, UAP and the UAP Affiliates or to any Financiers who provide funds on or in connection with any subsequent refinancing of such funding or to any person from time to time appointed by any Financier to act as security trustee on behalf of such Financier; without limitation to the foregoing, any such person or Financier may assign such rights on any enforcement of the security under such finance arrangement; provided further, however, that no such assignment shall relieve UAP Holding, UAP or the UAP Affiliates of their obligations hereunder. Subject to the foregoing, this Agreement shall be binding on, and inure to the benefit of, the parties and their respective affiliates, successors and assigns.

     8.2 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Delaware, irrespective of the choice-of-laws principles of the State of Delaware.

     8.3 Third Party Beneficiaries. Except as otherwise expressly provided in this Agreement, the provisions of this Agreement are for the benefit of the parties hereto and not for any other person. This Agreement shall not provide any third person with any remedy, claim, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

     8.4 No Partnership. Nothing contained in this Agreement shall be deemed or construed to create a partnership or a joint venture among the parties hereto, to make any party an agent or legal representative of the other or to cause UAP Holding, UAP or the UAP Affiliates to be responsible for the debts or obligations of ConAgra or the Companies. The Companies and ConAgra acknowledge that UAP and the UAP Affiliates shall be independent contractors in the performance of the Services.

     8.5 Notices. All notices or other communications under this Agreement shall be in writing and shall be deemed to be duly given when delivered or mailed in accordance with the provisions of the Definitive Agreement.

     8.6 Severability and Invalidity. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any of the provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     8.7 Force Majeure. Except for ConAgra's obligations to pay monies under this Agreement, each party shall be excused from its obligations under this Agreement to the extent that, and no party hereto shall be liable for any loss or damage whatsoever arising out of, any delay or failure in the performance of such obligations results from any cause beyond its reasonable control (and without the fault of such party), including, without limitation, performance by third parties, power failures, computer equipment or system failures, acts of God, acts of civil or military authority, embargoes, epidemics, war, terrorism, riots, insurrections, fires, explosions, earthquakes, floods, severe weather conditions or labor problems.

     8.8 Captions. The paragraph headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     8.9 Authority. Each party represents and warrants that the officer executing this Agreement on its behalf is duly authorized to so execute this Agreement, and this Agreement, when executed and delivered by such party, shall constitute the valid and binding agreement of such party, enforceable in accordance with its terms.

     8.10 Amendments. No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by either party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the party against whom it is sought to enforce such waiver, amendment, supplement or modification.

     8.11 Entire Agreement. This Agreement and the Definitive Agreement set forth the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements, writings, communications, negotiations, discussions and understandings between the parties pertaining to the subject matter hereof.

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

     8.12 Affiliates. ConAgra hereby acknowledges that UAP and the UAP Affiliates provide services to themselves and their affiliates and subsidiaries that are similar to the Services, and the Companies and ConAgra hereby waives any conflict which may be created thereby.

     8.13 Counterparts. This Agreement may be executed in counterparts, each of which is to be deemed an original, and all of which constitute, collectively, one agreement.

     9. Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR DELAWARE STATE COURT SITTING IN WILMINGTON, DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.

[The remainder of this page is intentionally left blank]


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

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

UAP HOLDING CORP.,                        CONAGRA FOODS, INC.,
a Delaware corporation                    a Delaware corporation


By:        /s/ David Bullock              By:        /s/ Patrick K. Koley
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


UNITED AGRI PRODUCTS, INC.,
a Delaware corporation


By:        /s/ David Bullock
     ---------------------------------
Its:       Authorized Signatory
     ---------------------------------


AG-CHEM, INC.,                            BALCOM CHEMICALS, INC.,
a Maryland corporation                    a Colorado corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


UAP 23, INC., f/k/a CAG 23, INC.,         CROPMATE COMPANY,
a Delaware corporation                    a Delaware corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


CSK ENTERPRISES, INC.,                    GAC 26, INC.,
a Delaware corporation                    a Nebraska corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


UAP 27, INC., f/k/a CAG 27, INC.          GROWER SERVICE CORPORATION
a Delaware corporation                    (NEW YORK), a New York Corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


HACO, INC.,                               LOVELAND PRODUCTS, INC.,
an Illinois corporation                   a Colorado corporation


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By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


LOVELAND INDUSTRIES, INC.,                GENMARKS, INC.,
a Colorado corporation                    a Delaware corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


MIDWEST AGRICULTURE                       OSTLUND CHEMICAL CO.,
WAREHOUSE CO.,a Nebraska corporation      a North Dakota corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


PLATTE CHEMICAL CO.,                      PUEBLO CHEMICAL & SUPPLY CO.,
a Nebraska corporation                    a Colorado corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


RAVAN PRODUCTS, INC.,                     S.E. ENTERPRISES, INC.,
a Georgia corporation                     a Delaware corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


SNAKE RIVER CHEMICALS, INC.,              TRANSBAS, INC.,
an Idaho corporation                      a Tennessee corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


TRI-RIVER CHEMICAL COMPANY, INC.,         TRI-STATE CHEMICALS, INC.,
a Washington corporation                  a Texas corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


TRI-STATE DELTA CHEMICALS, INC.,          UAP RECEIVABLES CORPORATION,
a Mississippi corporation                 a Delaware corporation


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 By:       /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


UAP 22, INC., f/k/a UAP/CAG 22, INC.,     UAP/GA AG-CHEM, INC.,
a Texas corporation                       a Georgia corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


UAPLP, INC.,                              UNITED AGRI PRODUCTS - FLORIDA,
a Delaware corporation                    INC., a Florida corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


UNITED AGRI PRODUCTS FINANCIAL            VERDICON, INC.,
SERVICES, INC., a Colorado corporation    a Delaware corporation


By:        /s/ David Bullock              By:    /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its: Authorized Signatory
     ---------------------------------         ---------------------------------


YVC, INC.,                                UNITED AGRI PRODUCTS CANADA
a Montana corporation                     INC., a Canadian corporation


By:        /s/ David Bullock              By:        /s/ David Bullock
     ---------------------------------         ---------------------------------
Its:       Authorized Signatory           Its:       Authorized Signatory
     ---------------------------------         ---------------------------------


2326396 CANADA, INC.,
a Canadian corporation


By:        /s/ David Bullock
     ---------------------------------
Its:       Authorized Signatory
     ---------------------------------


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                                  SCHEDULE "A"
                                  ------------

United Agri Products Argentina S.R.L. (Argentina)
United Agri Products Pty. Ltd. (Australia)
United Agri Products (Bolivia) S.R.L. (Bolivia)
United Agri Products do Brasial Ltda. (Brazil)
ConAgra International Comercial y Agricola (Chile)
United Agri Products Chile S.A. (Chile)
UAP de Colombia Ltda. (Colombia)
UAP de Costa Rica, S.R.L. (Costa Rica)
United Agri Products (UAP) Dominicana, S.A. (Dominion Republic)
United Agri Products Ecuador S.A. (Ecuador)
Phyto Service S.A. (France)
Willmot (France) S.A. (France)
Agridyne S.A. (France)UAP de Guatemala Cia. Ltda. (Guatemala)
UAP de Honduras, S. de R.L. (Honduras)
UAP - Asia Limited (Hong Kong)
UAP Mexico, S.A. de C.V. (Mexico)
Pacifex S.A. de C.V. (Mexico)
Tecnica Agricola de Mexico S.A. de C.V. (Mexico)
ConCampo S.A. de C.V. (Mexico)
United Agri Products de Nicaragua y Compania Limitada
United Agri Products, Inc. (Panama)
United Agri Products Paraguay S.R.L. (Paraguay)
United Agri Products del Peru S.R.L. (Peru)
UAP Agrochemical Kwa-Zulu Natal (Pty.) Limited (South Africa)
UAP Crop Care (Pty.) Ltd. (South Africa)
Agra-Pacific Co. Ltd. (Taiwan)
United Agri Products Limited (United Kingdom)
Loveland Industries Limited (United Kingdom)
Newman Agrichemicals Ltd. (United Kingdom)
Loveland Limited (United Kingdom)
Independent Agriculture Ltd (United Kingdom)
ConAgra Resources Europe Limited (United Kingdom)
BDR Agriculture Limited (United Kingdom)
Wilmot Pertwee Limited (United Kingdom)
Kings Horticulture Limited (United Kingdom)
SCATS Agriproducts Limited (United Kingdom)
United Agri Products de Uruguay, S.A. (Uruguay)
United Agri Products de Venezuela S.R.L. (Venezuela)
UAP Zimbabwe (PVT) Ltd. (Zimbabwe)

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                                  SCHEDULE "B"
                                  ------------

                                    SERVICES

--------------------------------------------------------------------------------
Service
--------------------------------------------------------------------------------
MIS - includes all services required to maintain systems needed to support the Companies' operations consistent with past practices. This includes all services governed by applicable service level agreements (SLAs) currently existing between UAP and the UAP Affiliates and the Companies.
--------------------------------------------------------------------------------
MIS - Software: Services required to support use of software by the Companies, including Oracle.
--------------------------------------------------------------------------------
MIS - Desk Top Support: Services required to maintain software license agreements, and support for applications used by the Companies.
--------------------------------------------------------------------------------
Invoicing and logistics support for sale of Loveland products.
--------------------------------------------------------------------------------
Credit: Activities and systems required to support credit research and customer file maintenance, together with related reporting services.
--------------------------------------------------------------------------------
Administrative and travel support.
--------------------------------------------------------------------------------
Office space and support at UAP's offices in Greeley, Colorado, Tampa, Florida, and certain employees within Balcom Chemicals, Inc and an employee shared by UAP's Canadian business.
--------------------------------------------------------------------------------
Accounting Support.
--------------------------------------------------------------------------------
Tax Support.
--------------------------------------------------------------------------------
Payroll support.
--------------------------------------------------------------------------------
Support of payroll and benefits for specified expatriate(s).
--------------------------------------------------------------------------------
Support and tracking of capital and lease expenditures.
--------------------------------------------------------------------------------
License Grant
-------------

(a) UAP and UAP Affiliates hereby grant to ConAgra and the Companies an exclusive (except as to UAP and UAP Affiliates) license to use the names United Agri Products, UAP, Loveland, Crop Care, and any and all derivations, modifications, variants, combinations, abbreviations, or alternate forms thereof, including but not limited to any and all logos, trademarks, service marks, trade names, domain names, graphics, design elements, copyrights and trade dress related thereto (collectively, "Licensed Property"), in any country throughout the world other than the United States and Canada, for a period of two (2) years from the Effective Time. There shall be no charge to ConAgra and the Companies for such license beyond the Fee paid during the initial twelve (12) months of this Agreement.
--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
Service
--------------------------------------------------------------------------------
License Grant Continued:

(b) Without limiting the generality of the foregoing, ConAgra and the Companies may change the logo style and trade dress in connection with the Licensed Property and may add or remove such logos, trademarks, service marks, trade names, graphics, design elements, copyrights and trade dress as ConAgra and the Companies may select for the purpose of facilitating its transition to one or more different logos, trademarks, service marks, trade names, domain names, graphics, design elements, copyrights and trade dress.
--------------------------------------------------------------------------------

     Fee: Aggregate one-year fee for the Services is One million three hundred thousand U.S. dollars (U.S.$1,300,000), to be invoiced monthly during the initial twelve (12) months of this Agreement.


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